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                                                                    EXHIBIT 99.2

                       NOTICE OF GUARANTEED DELIVERY FOR
                       BENEDEK COMMUNICATIONS CORPORATION

     This form or one substantially equivalent hereto must be used to accept the Exchange Offer relating to the 13 1/4% Senior Subordinated Discount Notes due 2006 of Benedek Communications Corporation (the 'Company') made pursuant to the
Prospectus,  dated                , 1996 (the 'Prospectus'), if certificates for
Existing Notes of the Company are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Company prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to United States Trust Company of New York (the 'Exchange Agent') as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Existing Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal relating to the Existing Notes (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

Delivery to:  United States Trust Company of New York, Exchange Agent

                                    By Mail:
                    United States Trust Company of New York
                                  P.O. Box 844
                                 Cooper Station
                            New York, NY 10276-0844

                                    By Hand:
                    United States Trust Company of New York
                                  111 Broadway
                                  Lower Level
                             Corporate Trust Window
                               New York, NY 10006

                             By Overnight Courier:
                    United States Trust Company of New York
                                  770 Broadway
                               New York, NY 10003
                             Attn: Corporate Trust

                                 By Facsimile:
                                 (212) 420-6152
                             Confirm by Telephone:
                                 (800) 548-6565

                      For Information Call: (800) 548-6565

     Delivery of this instrument to an address other than as set forth above, or transmission of instructions via facsimile other than as set forth above, will not constitute valid delivery.

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Ladies and Gentlemen:

     Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount at maturity of Existing Notes set forth below, pursuant to the guaranteed delivery procedure described in 'The Exchange Offer -- Guaranteed Delivery Procedures' section of the Prospectus.

Principal Amount at Maturity of Existing Notes Tendered:*

$______________________________________________

Certificate Nos. (if available):
_______________________________________________           If Existing Notes will be delivered by book-entry
                                                          transfer to The Depositary Trust Company, provide
                                                          account number.
Total Principal Amount at Maturity Represented
by Existing Notes Certificate(s):
$_____________________________________________            Account Number __________________________________

- ------------

* Must be in denominations and principal amount at maturity of $1,000 and any integral multiple thereof.

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ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH
OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.

                                PLEASE SIGN HERE

X____________________________________________________________    ___________________________

X____________________________________________________________    ___________________________
                    Signature(s) of Owner(s)                                Date
                    or Authorized Signatory

     Area Code and Telephone Number: ___________________________________________

     Must be signed by the holder(s) of the Existing Notes as their name(s) appear(s) on certificates for Existing Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                 PLEASE PRINT NAME(S), CAPACITY AND ADDRESS(ES)

Name(s):         _______________________________________________________________
                 _______________________________________________________________
                 _______________________________________________________________
Capacity:        _______________________________________________________________
                 _______________________________________________________________
                 _______________________________________________________________
Address(es):     _______________________________________________________________
                 _______________________________________________________________
                 _______________________________________________________________

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                                   GUARANTEE

     The undersigned, an Eligible Institution within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees that the certificates representing the principal amount at maturity of Existing Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Existing Notes into the Exchange Agent's account at The Depositary Trust Company pursuant to the procedures set forth in 'The Exchange Offer -- Guaranteed Delivery Procedures' section of the Prospectus, together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than five New York Stock Exchange trading days after the date of execution hereof.

________________________________________________________________________________
                                  Name of Firm

________________________________________________________________________________
                                    Address

________________________________________________________________________________
                                    Zip Code

Area Code and Tel. No.: ________________________________________________________

________________________________________________________________________________
                              Authorized Signature

________________________________________________________________________________
                                     Title

Name: __________________________________________________________________________
                             (Please Type or Print)

Dated: _________________________________________________________________________

NOTE: DO NOT SEND CERTIFICATES FOR  EXISTING NOTES WITH THIS FORM.  CERTIFICATES
      FOR EXISTING NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.

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